Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MELI Kaszek Pioneer Corp (the “Company”) on Form 10-Q for the quarterly period ended September  30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Hernan Kazah, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2022	By:	/s/ Hernan Kazah
Hernan Kazah
Co-Chief Executive Officer, Chairman and Director
(Principal Executive Officer)